BP Capital TwinLine Energy Fund (“Energy Fund”)

Supplement dated September 29, 2017 to the Statutory Prospectus dated March 30, 2017, as supplemented May 23, 2017

Effective September 30, 2017, Brian Bradshaw and David Meaney will no longer serve as Portfolio Managers for the Energy Fund.  All references to Mr. Bradshaw and Mr. Meaney in the Statutory Prospectus are hereby deleted.

Please retain this Supplement with the Statutory Prospectus.

BP Capital TwinLine Energy Fund (“Energy Fund”)

Supplement dated September 29, 2017 to the Statement of Additional Information (“SAI”)
 dated March 30, 2017

Effective September 30, 2017, Brian Bradshaw and David Meaney will no longer serve as Portfolio Managers for the Energy Fund.  All references to Mr. Bradshaw and Mr. Meaney in the SAI are hereby deleted.

Please retain this Supplement with the SAI.